  Exhibit 10.19
SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of September 5, 2018, by and between Blockchain Industries, Inc., a Nevada corporation with its headquarters located at 730 Arizona Ave., Suite 220, Santa Monica, California 90401 (the “Company”), and the investors identified on the signature page hereto (the “Purchaser”).

WHEREAS, the Company deems it in the best interests of the Company and its stockholders to conduct a private placement offering consisting of a promissory note and warrants up to the principal aggregate amount of up to $100,000 (the “Offering”);

WHEREAS, the Company and Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Purchaser, and Purchaser shall purchase, (i) a Secured Promissory Note in the form of Exhibit A hereto (the “Note”) in the principal amount set forth on the signature page hereto (the “Note Price”) and (ii) a warrant in the form of Exhibit C permitting the Purchaser to purchase that certain amount of common stock, par value $0.001 per share, of the Company (the “Common Stock”) as is set forth on the signature page hereto, subject to the terms and conditions therein contained (the “Warrant”, and together with the Note, the “Securities”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Purchaser hereby agree as follows:

1.  Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to (i) sell, assign, transfer and deliver to Purchaser, and Purchaser hereby agrees to purchase and accept delivery from the Company, the Note free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”), for the consideration specified herein and (ii) in consideration of the Note Price delivered by the Purchaser to the Company, the Company hereby agrees to issue the Warrant to the Purchaser.

2.  Purchaser Representations and Warranties. Each Purchaser, for itself and for no other Purchaser, hereby acknowledges, represents and warrants as follows (with the understanding that the Company will rely on such representations and warranties in determining, among other matters, the suitability of this investment for the Purchaser in order to comply with federal and state securities laws):

(a)  The Purchaser has read this Agreement. The Purchaser acknowledges that this Securities Purchase Agreement is not intended to set forth all of the information which might be deemed pertinent by an investor who is considering an investment in the Securities. It is the responsibility of the Purchaser (i) to determine what additional information he desires to obtain in evaluating this investment, and (ii) to obtain such information from the Company;

(b)  Standing of Purchaser. If Purchaser is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. If Purchaser is a natural person, such Purchaser is not a minor and has the legal capacity to enter into this Agreement;

(c)  Authorization and Power. Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Note and accept the Warrants. The execution, delivery and performance of this Agreement by Purchaser and, if Purchaser is an entity, the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of Purchaser, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement has been duly authorized, executed and delivered by Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with the terms thereof;
(d)  No Conflicts. If Purchaser is an entity, the execution, delivery and performance of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not and will not result in a violation of Purchaser’s charter documents, bylaws or other organizational documents, as applicable;

(e)  Information on Purchaser. Such Purchaser is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act and affirmed by Purchaser in the completed Purchaser Questionnaire attached hereto as Exhibit B, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information in any documents delivered by the Purchaser in connection with this Agreement, including, but not limited to the Purchaser Questionnaire, is true, correct and complete in all respects as of the date hereof. The Purchaser agrees promptly to notify the Company in writing of any change in such information after the date hereof. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(f)  Purchase of Note and Warrants. Purchaser will purchase the Securities for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities;

(g)  Compliance with Securities Act. Purchaser understands and agrees that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration;

(h)  Transfer or Resale. Such Purchaser understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Purchaser shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Purchaser, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(i)  Legends. The Purchaser understands that the Securities and the shares of Common Stock to be issued pursuant to the Warrant, may bear one or all of the following legends:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

(j)  Communication of Offer. Purchaser has a preexisting personal or business relationship with the Company or one or more of its directors, officers or control persons, and the offer to sell the Securities was directly communicated to Purchaser by the Company. At no time was Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer;

(k)  No Governmental Endorsement. Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

(l)  Receipt of Information. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Purchaser further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access. The Purchaser understands and acknowledges that the Company has not made any filings with the Commission or the OTC Markets Group Inc. with regard to any events or periods ending after January 31, 2018, and, as a result, the Company is not current in its financial reporting; and

(m)  No Market Manipulation. Purchaser and Purchaser’s affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

3.  Company Representations and Warranties. The Company represents and warrants to, and agrees with, Purchaser that:

(a)  Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)  Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is the valid and binding agreement of the Company, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder;

(c)  Capitalization and Additional Issuances. The Company has authorized 405 million (405,000,000) shares of which 400 million is Common Stock and 5 million is preferred stock. As of the date hereof, there are 41,190,247 shares of the Common Stock issued and outstanding and 24,956,523 shares of the Common Stock which may be issued hereafter in respect of stock options, warrants, convertible securities preferred stock or other Company Securities (as defined below) issued or outstanding as of the date hereof. All of the outstanding shares of the Common Stock are, and the shares of Common Stock to be issued pursuant to the Warrant will be, duly authorized and validly issued, fully paid and non-assessable and are not (and will not be) subject to preemptive or similar rights affecting the Common Stock. As of the date hereof, except as described on Schedule 3(c) hereto, there are no (i) contracts to which the Company is a party obligating the Company to accelerate the vesting of any company equity award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events), (ii) outstanding securities of the Company convertible into or exchangeable for shares of the Common Stock, (iii) outstanding options, warrants or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company or (iv) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Company, being referred to collectively as “Company Securities”). There are no outstanding contracts requiring the Company to repurchase, redeem or otherwise acquire any Company Securities and the Company is not a party to any voting agreement with respect to any Company Securities;

(d)  Commission Filings; Financial Statements; Absence of Undisclosed Liabilities.

(i) Shell Company Status. The Purchaser has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning this Agreement, the Company and all other information the undersigned deems relevant, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and the Purchaser understands that as of the date of this Agreement and perhaps for the foreseeable future, the Company is not a reporting company under nor has it fully complied with the Exchange Act. Notwithstanding the foregoing, the undersigned acknowledges that the Company has filed certain reports with the Commission The Investor understands that Blockchain Industries, Inc. may have once been considered a “shell company” as defined in Rule 405 of the Exchange Act and therefore the shares of Common Stock to be issued pursuant to the Warrant will not be able to be sold pursuant to Rule 144 until twelve (12) months have elapsed from the filing of “Form 10 information” (as defined in Securities Act Rule 144(i)(3)) with the Commission;

(ii)  Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the filings the Company has filed with the Commission (the “SEC Documents”): (i) complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the Commission for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the Commission. As of the date hereof, BF Borgers CPA PC has not resigned or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure;

(iii)  No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP) (“Liability”) except for Liabilities that (a) are reflected or recorded on the Company’s most recent balance sheet included in the SEC Documents (including in the notes thereto but only to the extent it is reasonably apparent that the disclosure in such notes is of a Liability required to be reflected on a balance sheet prepared in accordance with GAAP) contained in the SEC Documents or (b) are current Liabilities (within the meaning of GAAP) which were incurred since the date of such balance sheet in the ordinary course of business consistent with past practice;

(e)  Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder;

(f)  No Violation or Conflict. Neither the issuance of the Warrant nor the issuance and sale of the Note nor the performance of the Company’s obligations under this Agreement will:

(i)  violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company or (c) any contract, agreement, instrument or undertaking to which the Company or any subsidiary is a party; or

(ii)  result in the creation or imposition of any lien, charge or encumbrance upon the Securities except in favor of Purchaser as described herein;

(g)  Litigation. There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, governmental agency or body having jurisdiction over the Company including, without limitation, any such that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under this Agreement. The Company has not, since inception, been a party to any material litigation, arbitration or other proceeding, other than what has been previously disclosed by the Company in the SEC Documents;

(h)  No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities;

(i) No Defaults. Except as described on schedule 3(j)  or the SEC Documents, no material default exists in the due performance and observance of any term, covenant or condition of any permit, license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject the effect of which would have a material adverse effect. Except as described in the SEC Documents, the Company is not in violation of any material term or provision of its charter or bylaws or in material violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

(j) No Preemptive Rights; Options. Except as set forth on schedule 3(j) or the SEC Documents, there are no preemptive or other rights to subscribe for or purchase, or any restriction upon the voting or transfer of, any shares of Common Stock, or other securities of the Company.

(k) Registration Rights of Third Parties. Except as set forth schedule 3(k), no holders of any securities of the Company or of any options or warrants of the Company exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.

4. Adjustments for Stock Splits. In the event and to the extent that the Company consummates a reverse stock split or forward stock split prior to the closing of this transaction, the number of shares of Common Stock issuable pursuant to the Warrant shall be proportionately and equitably adjusted.

5.  Broker’s Commission/Finder’s Fee.  The Company has not yet incurred any obligation for any finder’s, broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby. The Company, may however, incur obligations for any registered broker’s or agent’s fees or commissions in connection with the transaction contemplated hereby.

6.  Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of any covenant or undertaking to be performed by the indemnifying party.

7.  Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on Schedule 3, there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other.

8.  Foreign Corrupt Practices Act. To the Company’s knowledge, neither the Company, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of acting for, or on behalf of, the Company, directly or indirectly used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; directly or indirectly made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any similar treaties of the United States; or directly or indirectly made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government or party official or employee.

9.  Miscellaneous.

(a)  Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated on the signature page hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)  Entire Agreement; Assignment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Purchaser has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(c)  Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)  Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(e)  Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(f)  Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

(g)  Confidentiality. The Purchaser covenants and agrees that it will keep confidential and will not disclose or divulge any confidential or proprietary information that such Purchaser may obtain from the Company pursuant to financial statements, reports, and other materials submitted by the Company to such Purchaser in connection with this Offering or as a result of discussions with or inquiry made to the Company, unless such information is known, or until such information becomes known, to the public through no action by the Purchaser; provided, however, that a Purchaser may disclose such information to its attorneys, accountants, consultants, and other professionals to the extent necessary in connection with his or her investment in the Company so long as any such professional to whom such information is disclosed is made aware of the Purchaser’s obligations hereunder and such professional agrees to be likewise bound as though such professional were a party hereto.

(h)  Entire Agreement. This Securities Purchase Agreement (including the Exhibits attached hereto) and other offering documents delivered at the closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter. The Exhibits constitute a part hereof as though set forth in full above.

(i)  Amendment; Waiver. This Securities Purchase Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties. No failure to exercise and no delay in exercising, any right, power or privilege under this Securities Purchase Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any proceeding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts. The rights and remedies of the parties under this Securities Purchase Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

[signature page follows]

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL

DOLLAR AMOUNT INVESTED:	$100,000

AMOUNT INVESTED TO BE SENT VIA: ☐ Check (enclosed) ☐ Wire

Name in Which Note and Warrants Should Be Issued:	Ian Molendyk

Name of Subscriber:	Ian Molendyk

Taxpayer ID Number:	N/A

OR

Social Security Number:

Address Information:

For individual subscribers this address should be the Subscriber’s primary legal residence. For entities other than individual subscribers, please provide address information for the entities primary place of business. Information regarding a joint subscriber should be included in the column at right.

178 Elizabeth Street South
Legal Address	Legal Address

Brampton, Ontario, L6Y 1R7Canada
City, State, and Zip Code	City, State, and Zip Code

AGREED AND SUBSCRIBED	ACCEPTED

This ___ day of _________, 2018	This ___ day of _______, 2018

By:	By:
Name: Ian Molendyk	Name: Patrick Moynihan
Title (if any):	Title: Chief Executive Officer

CERTIFICATE OF SIGNATORY
(To be completed if the Securities are
being subscribed for by an entity)

I, ___________________, am the ________________ of ____________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Note and Warrants, and certify further that the Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ____ day of _______________, 2018.

______________________________________

(Signature)

Exhibit B

BLOCKCHAIN INDUSTRIES, INC.

INVESTOR QUESTIONNAIRE

This Questionnaire must be answered fully and returned along with your completed Subscription Agreement (the “Subscription Agreement”) by and among you and Blockchain Industries, Inc. (the “Company”) in connection with your prospective acquisition of the Securities from the Company. Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement.

The undersigned represents and warrants that he, she or it comes within at least one category as marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY
CONFIDENTIAL. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

GENERAL INFORMATION

Name:
Ian Molendyk

Date of Birth:

Residence Address:
 178 Elizabeth Street South, Brampton, Ontario, L6Y 1R7, Canada

Business Address:

Home Telephone No.:
 416-605-1787

Business Telephone No.:

E-mail Address:
 ian.molendyk@gmail.com

Preferred Mailing Address:
Business or
Home (check one)

Tax ID or Social Sec. No.:

Marital Status:

(1)
STATUS. The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Note: When determining net worth, you must exclude the value of your primary residence. The related amount of indebtedness secured by your primary residence up to its fair market value should also be excluded. However, indebtedness secured by your primary residence in excess of the value of your home should be considered a liability and deducted from your net worth.

The undersigned is an individual (not a partnership, corporation, limited liability company, trust, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

The undersigned is a director or executive officer of the Company which is selling the Securities.

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act; a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940 (describe entity).

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or non profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000 (describe entity).

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated person” as defined in Rule 506(b)(2)(ii) of the Securities Act.

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this questionnaire (describe entity).

The undersigned is not a U.S. Person (as described in Regulation S under the Securities Act). The undersigned is not within any of the categories above.

THE UNDERSIGNED AGREES THAT THE UNDERSIGNED WILL NOTIFY THE COMPANY AT ANY TIME ON OR PRIOR TO THE CLOSING DATE IN THE EVENT THAT THE REPRESENTATIONS AND WARRANTIES MADE BY THE UNDERSIGNED IN THIS AGREEMENT SHALL CEASE TO BE TRUE, ACCURATE AND COMPLETE.

(2)
SUITABILITY (please answer each question below).

(a)
For an individual Investor, please describe your current employment, including the company by which you are employed, its principal business, and your title:

(b)
For an individual Investor, please describe any college or graduate degrees held by you:

(c)
For all Investors, please list types of prior investments:

(d)
For all Investors, please state whether you have participated in private placements in the past: YES  NO

(e)
If your answer to question (d) above is “YES”, please indicate the frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently
Occasionally
Never

(f)
For individual Investors, do you expect your current level of income to significantly decrease in the foreseeable future?

YES
NO

(g)
For trust, corporate, partnership and other institutional Investors, do you expect your total assets to significantly decrease in the foreseeable future?

YES
NO

(h)
For all Investors, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES
NO

(i)
For all Investors, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES
NO

(j)
For all Investors, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES
NO

(3)
MANNER IN WHICH TITLE IS TO BE HELD (please check the appropriate box).

Individual Ownership Community Property

Joint Tenant with Right of Survivorship (both parties must sign) Partnership*

Tenants in Common Company*

Trust* Other *

IF SECURITIES ARE BEING PURCHASED BY AN ENTITY, THE CERTIFICATE OF SIGNATORY ATTACHED AS SCHEDULE A HERETO MUST ALSO BE COMPLETED.

(4)
FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one)?

YES
NO

If your answer to the question above is “YES”, please describe:

If the Investor is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

(5)
FOR TRUST INVESTORS.

(a)
Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

(i)
Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the Securities in whole or in part through a trust, please answer each of the following questions.

YES
NO

(ii)
Does this investment in the Company exceed 10% of the trust assets?

YES
NO

(b)
If the trust is a revocable trust, please complete question (i) below. If the trust is an irrevocable trust, please complete question (ii) below.

(i)
Can the trust be amended or revoked at any time by its grantors?

YES
NO

If your answer to the question above is “YES”, answer the following questions relating to EACH grantor (please add sheets if necessary):

(A)
Grantor Name:

(1)
Net worth of grantor (including spouse, if applicable) exceeds $1,000,000?

Note: When determining net worth, the value of the grantor’s primary residence must be excluded. The related amount of indebtedness secured by the grantor’s primary residence up to its fair market value should also be excluded. However, indebtedness secured by the grantor’s primary residence in excess of the value of the grantor’s home should be considered a liability and deducted from the grantor’s net worth.

YES

NO

OR

(2)
Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2016 and 2017 and is reasonably expected to be in excess of $200,000 for 2018?

YES

NO

OR

[Question continued on next page]

(3)
Income (including income attributable to spouse) was in excess of $300,000 for 2016 and 2017 and is reasonably expected to be in excess of $300,000 for 2018?

YES

NO

(ii)
(A)           Please provide the name of each trustee of the trust:

(B)
Does the trust have assets greater than $5 million?

YES

NO

(C)
Does the trust have assets greater than $5 million?

YES

NO

[Signature Page follows]

By signing this Questionnaire, I hereby confirm the following statements:

(a) I am aware that the sale of the Securities will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time.

(b) I acknowledge that any delivery to me of transactions documents relating to the Securities prior to the determination by the Company of my suitability as an investor, shall not constitute an offer of such Securities until such determination of suitability shall be made, and I agree that I shall promptly return the transaction documents to the Company upon request.

(c) My answers to the foregoing questions are, and were on any date (if any) that I previously purchased securities in the Company, true and complete to the best of my information and belief and were true on any date that I previously as of, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Dated:

INDIVIDUAL INVESTOR:

Ian Molendyk

(Print Name)
(Signature)

(Print Name of Joint Investor)
(Signature of Joint Investor)

PARTNERSHIP, CORPORATION, TRUST, LLC OR OTHER ENTITY:

(Print Name of Entity)
(Signature)

(Print Name and Title of Person Signing)

CERTIFICATE OF SIGNATORY

I,
,
am
the

of

 (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of that certain Subscription Agreement dated as of August 14, 2018, by and between the Entity and Blockchain Industries, Inc. (the “Subscription Agreement”), and to purchase and hold the Securities (as defined in the Subscription Agreement), and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this day of
, 201_.

(Signature)